Exhibit 99.1

Investor Presentation Fourth Quarter 2020 Highlights F&M TRUST Franklin Financial Services Corporation 1

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  F&M TRUST Franklin Financial Services Corporation 2

CEO Comments We finished 2020 with strong fourth quarter results and net income for the year that was the second highest in the Company’s history, second only to our performance in 2019. While we started the year without realizing the coming impact of Covid-19, the successful implementation of our existing Pandemic Policy and Procedures plan, our strong capital base made stronger by the sale of $20 million in sub debt, our strong customer base and the determination, competence and creativity of our team of employees carried us through the year successfully. Despite the challenges, there have been positives to the Company as a result of the situations caused by the Pandemic. The conditions we had to operate under have helped propel us forward by forcing us to adopt more digital resources and rethink how we do business, which will benefit our customers and shareholders We have been pleased with how we responded to the Paycheck Protection Program and the growth of our residential mortgage team which resulted in record mortgage originations and fee income. While our stock performance for the year was disappointing it has been nice to see our stock price start to recover in the fourth quarter as the investors began to find opportunities in the financial services sector and in Franklin Financial Services Corp. We will continue to do what we can to support the value of our shares throughout the coming year. Our short-term challenges going forward will be loan portfolio growth, while maintaining good credit quality, and improving the bank’s overall operating efficiency. Given the strength of the Bank’s balance sheet and how well the Bank’s team of employees handled the challenges of 2020, I believe we are well positioned to be successful in 2021. The following investor presentation being released on Form 8(k) is a supplement to our quarterly earnings release. While it remains very difficult to give clear guidance for 2021, we can give you insight to where we are today and what we are doing for tomorrow. We appreciate the support of our shareholders and I am available to you at any time to listen to your concerns and ideas and answer your questions to the best of my ability. Sincerely, F&M TRUST Franklin Financial Services Corporation 3

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is the largest independent, locally owned and operated bank holding company headquartered in Franklin County, PA Franklin Financial’s wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 Total assets of the Company were $1.5 billion as of December 31, 2020 As of December 31, 2020, Franklin Financial reported $949.0 million in brokerage and trust assets under management Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF) F&M TRUST Franklin Financial Services Corporation 4

A Market Share Leader 22 offices throughout Cumberland, Franklin, Fulton and Huntingdon Counties, PA #1 Deposit Market Share in Chambersburg (47.9%) #1 Deposit Market Share in Franklin County (35.3%) #2 Deposit Market Share in Fulton County (35.5%) Source: S&P Global Market Intelligence, 2020 U.S. Financial Institutions Deposit Market Share F&M TRUST Franklin Financial Services Corporation 5

Well-Positioned for Post COVID-19 Market share leader in core deposit, loan and asset management segments in economically stable and historically growing local markets Deep executive team with extensive banking industry experience mixed with local market knowledge Consistently strong core operating fundamentals with a diverse revenue mix Strong capital position, sound risk management and neutral to slightly asset sensitive balance sheet Stable, low-cost funding mix and strong liquidity position A well-diversified loan portfolio with an emphasis on small business relationships without reliance on participation loans Accelerated digital transformation and technology adoption to support business continuity F&M TRUST Franklin Financial Services Corporation 6

Deep and Cohesive Executive Team

	Years of Banking Experience	Joined F&M Trust	Prior Experience
Timothy G. Henry *President & Chief Executive Officer*	39	2016	*Fulton, Centra Bank, BlueRidge Bank, Susquehanna Bank, BB&T*
Mark R. Hollar *Senior Vice President, Chief Financial Officer & Treasurer*	33	1994	*ValleyBank & Trust*
Lorie Heckman *Senior Vice President, Chief Risk Officer*	35	1986	–
Steven D. Butz *Senior Vice President, Chief Commercial Services Officer*	36	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Scott Ehrig, CFP, CIMA *Senior Vice President, Chief Investment & Trust Services Officer*	28	2020	*FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan*
Patricia A. Hanks *Senior Vice President, Chief Retail Services Officer*	42	1999	*Lebanon Valley National*
Ronald L. Cekovich *Senior Vice President, Chief Information & Operations Officer*	37	2001	*FCNB*
Karen K. Carmack, DM *Senior Vice President, Chief Human Resources Officer*	26	2000	*ACNB*
Matthew D. Weaver *Senior Vice President, Chief Marketing Officer*	21	2014	*Susquehanna Bank, Clifton LarsonAllen, IMRE*

F&M TRUST
Franklin Financial Services Corporation
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Liquidity Available at December 31, 2020 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $387,749 $ – $387,749 Federal Reserve Bank Discount Window $25,646 $ – $25,646 Correspondent Banks $21,000 $ – $21,000 Paycheck Protection Program Liquidity Facility $52,290 $ – $52,290 Total $486,685 $ – $486,685  F&M TRUST Franklin Financial Services Corporation 8

YTD Financial Updates Continued to monitor and reduce deposit rates in response to market conditions Net interest margin is 3.21% compared to 3.68% for the same period in 2019 Recorded a provision for loan loss expense of $4.6 million due to increased qualitative risk factors related to the COVID-19 pandemic Allowance for loan loss ratio of 1.66% (1.75% excluding PPP); non-performing loan ratio of 0.87% Capital position remained strong with a total risk-based capital ratio of 17.45% and a leverage ratio of 8.69% Issued $20 million of subordinated notes to strengthen the capital position  F&M TRUST Franklin Financial Services Corporation 9

YTD Financial Updates Maintained the dividend at $0.30 per share for the first quarter of 2021 Profitability during 2020 has positioned the Company to increase the allowance for loan losses and strengthen capital levels during a time of continued economic uncertainty Loan-to-deposit ratio of 75% enhances liquidity position and allows for quality lending opportunities Significant reduction in participation loans has improved overall portfolio credit quality New mortgage originations totaled $125.1 million, an increase of 186.0% from 2019, as a result of new departmental leadership and significant restructuring Fee income from new mortgages originated for sale in the secondary market increased $1.1 million over the same period in 2019 F&M TRUST Franklin Financial Services Corporation 10

YTD Financial Updates Consumer loan originations increased 109.0% when compared to 2019, primarily due to the bank’s new FlexLOC® home equity product Online banking and mobile banking users have increased 12.0% and 24.0% respectively from the same period in 2019 as customers transition to digital banking channels Total calls handled by after-hours call center increased 27.4% from 2019 to 2020 F&M TRUST Franklin Financial Services Corporation 11

Continuing Response to COVID-19 Pandemic F&M Trust Community Office lobbies remained closed to ensure the safety of all employees and customers; drive-up services and access to banking services that require an appointment continue to be available To protect the bank’s at-risk customers, F&M Trust lobbies are reserved for senior citizens (customers age 60 and older) and those with underlying health conditions on Tuesdays and Thursdays from 9:00 a.m. to 10:00 a.m. Bank employees able to telework continued work-from-home rotation schedules in following orders from the Commonwealth of Pennsylvania Modified operations at the bank’s Camp Hill, Brookview and Memorial Square Community Offices based on specific circumstances at those locations F&M TRUST Franklin Financial Services Corporation 12

Paycheck Protection Program (PPP) Continued participation in the Paycheck Protection Program (PPP), under the Coronavirus Aid, Relief and Economic Security (CARES) Act, to support eligible borrowers for loan forgiveness and the PPP Second Draw loan program To date, F&M Trust has received 377 PPP loan forgiveness applications from the bank’s 756 total funded loans 262 PPP loan forgiveness applications have been submitted to the SBA; 218 applications are approved for forgiveness, which represents an original principal loan balance of approximately $14.0 million 115 PPP loan forgiveness applications are currently under review As of year-end 2020, $1.3 million of PPP loan fees remain to be recognized To date, F&M Trust has received 216 Second Draw and new PPP loan applications for approximately $18.0 million in funding; 151 applications have been submitted to the SBA F&M TRUST Franklin Financial Services Corporation 13

Loan Modifications by Industry* and Collateral Dollars in Thousands (000’s) Industry Description Number of Loans Balance Percent of Gross Loans Percent of Risk-Based Capital1 Real Estate Secured Non-Real Estate Secured Hotels 20 $46,487 5% 33% $46,481 $6 Arts, Entertainment, and Recreation 3 $14,075 1% 10% $14,075 $ – Real Estate, Rental & Leasing 1 $4,718 < 1% < 1% $4,718 $ – Food Service 5 $1,606 < 1% < 1% $1,606 $ – Other Services (except Public Administration) 1 $671 < 1% < 1% $671 $ – Total 30 $67,557 7% 47% $67,551 $6 *Loan deferrals as of December 31, 2020 by North American Industry Classification System (NAICS) code and type of collateral; 1Based on Bank’s risk-based capital  F&M TRUST Franklin Financial Services Corporation 14

Type of Loan Modifications Dollars in Thousands (000’s) Industry Description Principal Deferred Interest Only Payments Interest Only Loans Payments Deferred Principal & Interest Payments Deferred Total Hotels $40,304 $ – $6,183 $46,487 Arts, Entertainment, and Recreation $13,613 $ – $462 $14,075 Real Estate, Rental & Leasing $ – $4,718 $ – $4,718 Food Service $ – $882 $724 $1,606 Other Services (except Public Administration) $ – $ – $671 $671 Total $53,917 $5,600 $8,040 $67,557  F&M TRUST Franklin Financial Services Corporation 15

Hotel Modifications Dollars in Thousands (000’s) (Except average daily rate) Modified Balance Loans with Principal Payment Deferred, Paying Interest Loans with Deferred Principal and Interest $46,487 $40,304 $6,183 Expected Modification Expiration 1 – 3 Months 4 – 6 Months $11,214 $35,273 Number of Loans Modified 20 Average Balance $2,324 Average Loan-to-Value 62% Risk Rated: 5 – Pass $3,502 Risk Rated: 6 – Other Asset Especially Monitored $30,194 Risk Rated: 7 – Substandard $12,791 December 2020 Daily Occupancy* 36% December 2019 Daily Occupancy* 51% December 2020 Average Daily Rate* $90 December 2019 Average Daily Rate* $110 Hotel Flags 12  F&M TRUST Franklin Financial Services Corporation 16

Financial Updates Fourth Quarter Ended December 31, 2020 F&M TRUST Franklin Financial Services Corporation 17

Balance Sheet Highlights Dollars in Thousands (000’s) 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 Total Assets $1,127,443 $1,179,813 $1,209,587 $1,270,923 $1,535,038 Cash and Cash Equiv. $36,665 $58,603 $52,957 $83,828 $57,146 Investments $145,925 $127,336 $131,846 $187,873 $397,331 Net Loans1 $883,338 $932,350 $960,960 $922,609 $992,915 Deposits $982,120 $1,047,181 $1,082,629 $1,125,392 $1,354,573 Shareholders’ Equity $116,493 $115,144 $118,396 $127,528 $145,176 1Includes $52.3 million Paycheck Protection Program loans at December 31, 2020 F&M TRUST Franklin Financial Services Corporation 18

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 12/31/2019 Quarter Ended 9/30/2020 Quarter Ended 12/31/2020 Interest Income $12,130 $11,237 $11,871 Interest Expense $1,734 $854 $878 Provision for Losses $ – $375 ($725) Noninterest Income1 $5,083 $3,658 $4,037 Noninterest Expense $10,304 $9,649 $10,541 Net Income $4,395 $3,462 $4,553 1Excludes securities gains F&M TRUST Franklin Financial Services Corporation 19

Key Performance Measures Percent (%) Quarter Ended 12/31/2019 Quarter Ended 9/30/2020 Quarter Ended 12/31/2020 Return on Avg. Assets 1.36 0.94 1.18 Return on Avg. Equity 13.83 10.14 12.94 Efficiency Ratio 65.73 66.87 68.41 Net Interest Margin 3.50 3.02 3.08 Noninterest Inc1 / Operating Revenue 32.84 26.10 26.86 1Excludes securities gains F&M TRUST Franklin Financial Services Corporation 20

Well-Positioned to Manage Uncertain Times Percent (%) Quarter Ended 12/31/2019 Quarter Ended 9/30/2020 Quarter Ended 12/31/2020 Risk-Based Capital Ratio (Total) 16.08 17.62 17.45 Leverage Ratio (Tier 1) 9.72 8.75 8.69 Common Equity Ratio (Tier 1) 14.82 14.21 14.12 Tangible Common Equity Ratio 9.40 8.69 8.92 Nonperforming Assets1 / Total Assets 0.31 0.63 0.57 Allowance for Loan Loss as a % of Loans 1.28 1.68 1.66 Allowance to Nonperforming Loans 306.43 180.31 192.05 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 21

Strong Dividend Yield Per Share Measure / Market Valuation Quarter Ended 12/31/2019 Quarter Ended 9/30/2020 Quarter Ended 12/31/2020 Diluted Earnings Per Share $1.01 $0.79 $1.04 Cash Dividend Yield 3.10% 5.61% 4.44% Regular Cash Dividends Paid $0.30 $0.30 $0.30 Market Value (Per Share) $38.69 $21.38 $27.03 Book Value $29.30 $31.93 $33.07 Tangible Book Value1 $27.23 $29.87 $31.02 Market Cap ($M) $168.41 $93.44 $118.64 Price / Book (%) 132.05% 66.95% 81.72% Price / Tangible Book (%) 142.10% 71.57% 87.14% Price / LTM EPS (X) 10.54 7.37 9.23 1See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 22

A Balanced Revenue Model Annualized Noninterest Income Source as a percentage of Average Assets as of December 31, 2020 2020 Franklin Financial Median PA Banks Peer1 Trust 0.41% 0.05% BOLI 0.03% 0.05% Insurance / Investment Banking / Brokerage 0.01% 0.04% Loan Fees & Charges 0.17% 0.02% Service Charges on Deposits 0.14% 0.14% Other2 0.24% 0.22% Total Noninterest Income2 1.01% 0.53% 1PA Banks and Holding Companies with assets between $1-3 billion reporting for the last twelve months ended as of September 30, 2020; Source: S&P Global Market Intelligence; 2Excludes gains on sales and life insurance F&M TRUST Franklin Financial Services Corporation 23

Stable, Low-Cost Deposits Cost of Deposits (%) 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2016 0.23 2017 0.25 2018 0.40 2019 0.64 2020 0.28 Cost of Deposits for December 2020 was 0.16% Franklin Financial Deposit Mix ($000’s) Retail Time $76,165 Demand Deposits $259,060 19% NOW & Other Transaction $409,178 30% MMDAs & Savings $610,170 45% F&M TRUST Franklin Financial Services Corporation 24

A Growing and Diversified Loan Portfolio Loans Outstanding1 ($000’s) $ $200,000 $400,000 $600,000 $800,000 $1,000,000 12/31/2016 $279,350 $108,797 $219,323 $153,158 $84,572 $49,213 $133,302 12/31/2017 $312,048 $101,704 $209,247 $176,384 $95,695 $49,064 $115,331 12/31/2018 $381,104 $93,871 $196,238 $168,352 $88,586 $45,342 $93,443 12/31/2019 $372,076 $78,712 $192,583 $140,784 $106,014 $46,350 $67,736 12/31/2020 $389,723 $73,049 $212,030 $145,279 $105,639 $41,140 $52,290 $68,706 Commercial Real Estate Construction Commercial C&I Ag Consumer and Other 1-4 Family Paycheck Protection Program State/Muni Loans Purchased Participations 1Purchased participations are included as part of the loans outstanding F&M TRUST Franklin Financial Services Corporation 25

Investment and Trust Services Total and New Assets Under Management ($000’s) $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 September 2020 $106,238 $775,036 $881,274 $41,873 October 2020 $105,215 $768,117 $873,331 $48,085 November 2020 $111,801 $814,508 $926,309 $51,591 December 200 $112,624 $836,382 $949,006 $60,060 Brokerage Trust Total New Assets Under Management F&M TRUST Franklin Financial Services Corporation 26

Strong Core Credit Quality Nonperforming Assets1 / Assets (%) 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 12/31/2016 0.92% 12/31/2017 0.45% 12/31/2018 0.44% 12/31/2019 0.31% 12/31/2020 0.57% 1Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 27

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) Quarter Ended 12/31/2019 Quarter Ended 9/30/2020 Quarter Ended 12/31/2020    Shareholders’ equity 127,528 139,574 $ 145,176 Less intangible assets (9,016) (9,016) (9,016) Shareholders’ equity (non-GAAP) 118,512 130,558 136,160 Shares outstanding (in thousands) 4,353 4,371 4,389 Tangible book value (non-GAAP) 27.23 29.87 31.02 Efficiency Ratio  Noninterest expense 10,304  9,649 $ 10,541 Net interest income 10,396 10,383 10,993 Plus tax equivalent adjustment to net interest income 309 389 378 Plus noninterest income, net of securities transactions 5,027 3,658 4,037 Total revenue 15,732 14,430 15,408 Efficiency Ratio (non-GAAP) 65.50% 66.87% 68.41% F&M TRUST Franklin Financial Services Corporation 28

Outlook for 2021 Anticipating a challenging economic environment and slow recovery in the second half of 2021 with the potential for a deterioration in credit metrics The low interest rate environment will continue to put negative pressure on the net interest margin Loan demand will be moderate through 2021 with significant competition to meet the demand from both bank and non-bank resources Deposit growth will continue to climb through the first half of the year as depositors seek safety and deposit new PPP loan funds; it is anticipated that deposits will start to decline in the second half of the year as the broad economy begins to open up Both commercial and consumer customers will continue to transition to digital banking and call center channels for day-to-day financial needs F&M TRUST Franklin Financial Services Corporation 29

Outlook for 2021 Residential mortgage business will continue to grow though likely at a slower rate than 2020 as opportunities to refinance existing mortgages begins to taper; new home purchase business is expected to continue to be strong Net income generated by the Investment & Trust Services business line will continue to grow due to the origination of new customers, anticipation of continued strong market performance and cost controls that are in place Fee income from the Paycheck Protection Program will be recognized during the year as loans are forgiven A focus on cross-selling between Commercial, Retail and Investment & Trust Services lines of business should yield new opportunities across the bank with our existing customers On February 1, 2021, our new regional headquarters in Harrisburg will open, providing additional exposure in a significant growth market for the Company F&M TRUST Franklin Financial Services Corporation 30

Summary The Company is well capitalized and positioned to successfully work through the current challenging social and economic times to the benefit of our customers and shareholders Liquidity remains strong with additional resources available if needed Asset quality is good with continued reduction in modified loans and minimal exposure to participation loans; the Company is well provisioned for losses should they occur in future quarters The Company is actively working to bring more digitally based products and services to its customers with numerous rollouts of new offerings anticipated in the first half of 2021 Management is proactively addressing the current challenges and opportunities that exist today and are anticipated in the future F&M TRUST Franklin Financial Services Corporation 31

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 32